Exhibit 99.1

GREEN RAIN ENERGY HOLDINGS

(A Wyoming Corporation)

Date: ___________________

Recipient Name: _________________________
Address: _______________________________

REQUEST FOR SUPPORTING DOCUMENTATION

LEGACY AGREEMENT & CONVERTIBLE NOTE VALIDATION REVIEW

(Pursuant to Wyoming Corporate Governance & Audit Review Requirements)

Dear __________________________,

Green Rain Energy Holdings Inc., (the “Company”), a Wyoming corporation, is conducting a comprehensive review of legacy agreements, contractual obligations, and convertible note transactions entered into under predecessor management.

This review is being undertaken in connection with the Company’s annual audit process, fiduciary obligations under the Wyoming Business Corporation Act, and ongoing financial statement validation.

Current management assumed control of the Company in October 22nd, 2024 and was not involved in negotiating or approving certain historical agreements.

Accordingly, the Company is required to independently verify supporting documentation associated with all legacy obligations.

1.	Agreements Subject to Review

This request applies to any of the following agreements in which you were a party, beneficiary, consultant, officer, director, or assignee:

•	Business Directors Agreement
•	Employment Agreement
•	Officer and Director’s Agreement
•	Business Consulting Agreement
•	Consulting and Services Agreement
•	Share Purchase Agreement
•	Purchase Agreement
•	Loan Agreement
•	Assignment of Debt Agreement
•	Any related amendment, addendum, or extension

2. Required Proof of Services or Performance

All business or service contracts must be supported by objective evidence, including but not limited to:

•	Written deliverables (reports, presentations, code, designs, outreach lists, analyses, etc.);
•	Emails or correspondence demonstrating work performed;
•	Invoices or monthly activity summaries;
•	Completion certificate or management attestation;
•	Board or management acknowledgment of completion;
•	Consultant representation letter;
•	Non-affiliate representation (if applicable);
•	Rule 144 analysis (where convertible securities were issued);
•	Documentation of subsequent conversions (if applicable);
•	Management certification confirming service completion.

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3. Additional Documentation Required

(Convertible Note Funded Agreements)

Because certain agreements may have been compensated via convertible promissory notes or equity-linked instruments, please also provide:

•	Executed copies of the convertible notes;
•	Proof of consideration exchanged;
•	Fair value analysis supporting note issuance;
•	Interest accrual calculations;
•	Conversion notices and conversion calculations;
•	Share issuance records or transfer agent confirmations;
•	Beneficial ownership representations;
•	Evidence of compliance with securities law exemptions;
•	Proof that services were completed prior to conversion (if applicable);
•	Documentation supporting valuation of services rendered;
•	Any third-party appraisals or fairness opinions;
•	Tax reporting related to the transaction (1099s, corporate returns, etc.);
•	Evidence that no prohibited affiliate or control relationship existed at time of issuance (if applicable).

4. Corporate Governance & Wyoming Law Notice

This request is made pursuant to the fiduciary duties of the Board of Directors and management under the Wyoming Business Corporation Act, which requires the Company to maintain accurate corporate records and to ensure the legitimacy, valuation, and enforceability of historical obligations reflected in its financial statements.

Failure to provide sufficient documentation may result in:

•	reevaluation of contractual enforceability;
•	reassessment of accounting treatment;
•	potential reclassification or adjustment of liabilities.

5. Management Reliance Statement

Current management does not make any representation regarding the validity, completion, or valuation of predecessor-era contracts pending receipt and review of supporting documentation.

6. Submission Deadline

Please provide all requested materials no later than:

____________________

Documents may be submitted electronically to:

7. Reservation of Rights

The Company expressly reserves all rights under applicable law, including rights related to contract validation, accounting treatment, enforceability, and corporate governance actions.

Sincerely,

GREEN RAIN ENERGY HOLDINGS INC.

Authorized Officer
Green Rain Energy Holdings Inc.

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